                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC  20549

                                  FORM 8-K/A

                     AMENDMENT TO FORM 8-K CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               AMENDMENT NO. 1

    Date of Report (Date of earliest event reported): March 28, 1996

                          Dataware Technologies, Inc
                          --------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                   0-21860                    06-1232140
- - -------------------------------------------------------------------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
   of incorporation)                   File number)          Identification No.)



  222 Third Street, Cambridge MA                                         02142
- - -------------------------------------------------------------------------------
  (Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code         (617) 621-0820
                                                  -----------------------------

The undersigned registrant hereby amends the following items, financial statements, exhibits or portions of its Current Report on Form 8-K (Date of
Report: January 10, 1996) as set forth in the pages attached hereto:


ITEM 7. Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired
        -----------------------------------------

        This item is amended to include the following:

        1. Report of Independent Accountants

        2. Balance Sheets at March 28, 1996 (unaudited), March 31, 1995 and January 31, 1994 and 1993

        3. Statements of Operations for the period from April 1, 1995 to March 28, 1996 (unaudited), February 1, 1994 to March 31, 1995 and for the years end January 31, 1994 and 1993

        4. Statements of Stockholders' Equity for the period from April 1, 1995 to March 28, 1996 (unaudited), February 1, 1994 to March 31, 1995 and for the years ended January 31, 1994 and 1993

        5. Statements of Cash Flow for the period from April 1, 1995 to March 28, 1996 (unaudited), February 1, 1994 to March 31, 1995 and for the years ended January 31, 1994 and 1993

        6. Notes to Financial Statements for the period from April 1, 1995 to March 28, 1996 (unaudited), February 1, 1994 to March 31, 1995 and for the years ended January 31, 1994 and 1993

(b)     Pro Forma Financial Information
        -------------------------------

        1. Introductory Information

        2. Unaudited Pro Forma Consolidated Balance Sheet as of December 31,
           1995

        3. Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1995

        4. Notes to Unaudited Pro Forma Consolidated Financial Statements

(c)     Exhibits: None

Status/IQ Limited
(formerly Harwell Computer Power Limited)


Annual report
for the year ended 31 January 1994


                                                        Pages

Directors and advisers                                    1

Directors' report                                         2

Report of the auditors                                    5

Profit and loss account                                   6

Balance sheet                                             7

Cash flow statement                                       8

Notes to the financial statements                        10

Status/IQ Limited
(formerly Harwell Computer Power Limited)



Directors and advisers



Directors                              Registered auditors
C T Edge (Chairman)                    Coopers & Lybrand
A R Lowrey                             9 Greyfriars Road
J Tuck                                 Reading
                                       Berkshire RG1 1JG



Secretary and registered office        Bankers
R J Rosedale                           Barclays Bank plc
Sutton House                           Marcham Road
174 Milton Park                        Abingdon
Abingdon                               Oxon OX14 1UB
OX14 4SE

Status/IQ Limited
(formerly Harwell Computer Power Limited)

Directors' report
for the year ended 31 January 1994

The directors present their report and the audited financial statements for the year ended 31 January 1994.

Change of name

On 1 February 1994 the company changed its name from Harwell Computer Power Limited to Status/IQ Limited.

Principal activities

The principal activity of the company is unchanged from last year, and is the marketing and technical support of computer software and computer technology in the field of information management, or text retrieval, and the development of new products and related consultancy services.

Review of business and future developments

The company made an operating profit of (POUNDS)73,000 before research and development costs which gave rise to an overall loss of (POUNDS)406,000 for the year. These overall losses continued for the first half of the new financial year.

However, following the appointment of a new Chairman and management team, the company has undergone a thorough reappraisal. Further significant investment funds have been raised enabling the company to further exploit its products strengths and market position. This was completed in early November.

The company continues to develop its product base. UK sales growth is being maintained and overseas sales are particularly strong since the release of foreign language versions of the company's products.

The company is trading profitably and has good prospects for continuing to do so.

The company will continue to capitalise on its commercial strengths and to invest in a new generation of information retrieval software.

Status/IQ Limited
(formerly Harwell Computer Power Limited)

Directors

The directors who served during the year were as follows:
        P B Plant (Chairman) (appointed 16 September 1993)
        J M T Dawson
        P I Groves (Mrs)(resigned 5 November 1993)
        D J Kendall (resigned 30 July 1993)
        K A B Payne (resigned 18 May 1993)
        R G Sowden (resigned 30 September 1993)

Since the year end the following changes have taken place:

        On 23 June 1994 Ms M Towner was appointed a director and resigned on 12 August 1994
        On 6 July 1994 Mr C T Edge was appointed Chairman and Mr P B Plant resigned as a director
        On 22 July 1994 Mr A R Lowrey was appointed a director
        On 13 September 1994 Mr J M T Dawson resigned as a director
        On 6 December 1994 Mr J Tuck was appointed a director

Directors' interests

None of the directors serving at 31 January 1994 had any interest in the share capital of the company at that date.

Insurance of directors

The company maintains insurance for the directors in respect of their duties as directors.

Directors' responsibilities

The directors are required by UK company law to prepare financial statements for each financial year that give a true and fair view of the state of affairs of the company as at the end of the financial year and of the profit or loss for that period.

The directors confirm that suitable accounting policies have been used and applied consistently and reasonable and prudent judgements and estimates have been made in the preparation of the financial statements for the year ended 31 January 1994. The directors also confirm that applicable accounting standards have been followed and that the financial statements have been prepared on the going concern basis for the reasons set out in note 20.

The directors are responsible for keeping proper accounting records, for taking reasonable steps to safeguard the assets of the company and to prevent and detect fraud and other irregularities.

Status/IQ Limited
(formerly Harwell Computer Power Limited)

Auditors

A resolution to reappoint the auditors, Coopers & Lybrand, will be proposed at the annual general meeting.

By order of the board


R J ROSEDALE
Secretary

31 January 1995

Report of the auditors to the members of Status IQ Limited
(formerly Harwell Computer Power Limited)

We have audited the financial statements on pages 6 to 21.

Respective responsibilities of directors and auditors

As described on page 3 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Basis of preparation of financial statements

The financial statements have been prepared on a going concern basis. In forming our opinion we have considered the adequacy of disclosures made in note 20 to the financial statements regarding financing. In view of the significance of the uncertainty referred to therein we consider that note 20 should be drawn to your attention but our opinion is not qualified in this respect.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs at 31 January 1994 and of its loss and cash flows for the year then ended and have been properly prepared in accordance with the Companies Act 1985.




Coopers & Lybrand
Chartered Accountants and Registered Auditors
Reading
22 February 1995

Status/IQ Limited
(formerly Harwell Computer Power Limited)

Profit and loss account
for the year ended 31 January 1994


                                   Notes               1994              1993
                                                   (pounds)          (pounds)
Continuing operations
Turnover                              2           1,874,299         1,610,155
Exceptional income                    3                  --           151,000
Operating expenses                    4          (2,270,190)       (1,807,008)
                                                 -----------       -----------

Operating loss                                     (395,891)          (45,853)
Interest (expense)/income             5             (10,522)            6,666
                                                  ----------       -----------

Loss on ordinary activities
 before taxation                      6            (406,413)          (39,187)
Tax on ordinary activities            9                  --             6,888
                                                 -----------       -----------

Loss for the financial year          16            (406,413)          (32,299)
                                                 ===========       ===========

The company has no recognised gains and losses other than the losses shown above and therefore no separate statement of total recognised gains and losses had been presented.

There is no difference between the loss on ordinary activities before taxation and the retained loss for the year stated above, and their historical cost equivalents.

Status/IQ Limited
(formerly Harwell Computer Power Limited)

Balance sheet at 31 January 1994


                                                     1994                 1993
                                   Notes          (pounds)             (pounds)
Fixed assets
Tangible assets                       10           194,473              217,420
Investment in subsidiary              11                 2                    2
                                                 ---------            ---------
                                                   194,475              217,422
                                                 ---------            ---------

Current assets
Debtors                               12           603,441              671,289
Cash at bank and in hand                           300,109              141,420
                                                 ---------            ---------
                                                   903,550              812,709
                                                 ---------            ---------

Creditors: amounts falling due
  within one year                     13          (928,839)            (582,979)
                                                 ---------            ---------
Net current (liabilities)/assets                   (25,289)             229,730
                                                 ---------            ---------
Total assets less current liabilities              169,186              447,152
                                                 ---------             --------
Creditors: amounts falling due after
  more than one year                  14          (133,751)              (5,304)
                                                 ---------            ---------
Net assets                                          35,435              441,848
                                                 =========            =========

Capital and reserves
Called up share capital               15          1,550,000           1,550,000
Profit and loss account (deficit)     16         (1,514,565)         (1,108,152)
                                                 ----------          ----------
Shareholders' funds                                  35,435             441,848
                                                 ==========          ==========

The financial statements on pages 6 to 21 were approved by the board of directors on 31 January 1995 and were signed on its behalf by:


A R LOWREY                                                             C T EDGE

Director                                                               Director

Status/IQ Limited                                                          8
(formerly Harwell Computer Power Limited)

Cash flow statement
for the year ended 31 January 1994

                                                                     Note           1994           1993
                                                                                 (Pounds)       (Pounds)
Net cash outflow from operating activities                                      (187,067)       (20,149)
                                                                               ---------        --------
Returns on investments and servicing of finance
Interest received                                                                  1,199         16,738
Interest paid                                                                    (10,726)        (8,502)
Interest paid on finance leases                                                     (995)        (1,570)
                                                                                ---------       --------
Net cash (outflow)/inflow from returns on
investments and servicing of finance                                             (10,522)         6,666
                                                                                ---------       ---------

Taxation
Corporation tax recovered/(paid)                                                   6,888         (6,888)
                                                                                --------         --------

Investing activities
Purchase of tangible fixed assets                                                (60,881)       (52,693)
Sale of tangible fixed assets                                                      2,168          3,500
                                                                                ----------       --------
Net cash outflow from investing activities                                       (58,713)       (49,193)
                                                                                ----------       ---------
Net cash outflow before financing                                               (249,414)       (69,564)
                                                                                ---------        ---------

Financing
Issue of debentures                                                              175,000              -
Other loans                                                                      204,286              -
Repayment of loan                                                                      -        (50,000)
Payment of principal under finance leases                                         (4,872)        (4,243)
                                                                                 --------       ----------
Net cash inflow/(outflow) from financing                                         374,414        (54,243)
                                                                                 --------       ----------
Increase/(decrease) in cash and cash equivalents                      18         125,000       (123,807)
                                                                                 =======        =======

Status/IQ Limited
(formerly Harwell Computer Power Limited)

Reconciliation of operating loss to net cash outflow from operating activities


                                                 1994           1993
                                             (Pounds)        (Pounds)
Operating loss                              (395,891)       (45,853)
Depreciation of tangible fixed assets         82,050         83,693
(Profit)/loss on sale of fixed assets           (390)         2,245
Decrease/(increase) in debtors                60,960         (7,851)
Increase/(decrease) in creditors              66,204        (52,383)
                                             -------         ------
Net cash outflow from operating activities  (187,067)       (20,149)
                                             -------         ------
                                             -------         ------

Status/IQ Limited
(formerly Harwell Computer Power Limited)


Notes to the financial statements
for the year ended 31 January 1994


1       Principal accounting policies

The financial statements have been prepared in accordance with applicable Accounting Standards in the United Kingdom. A summary of the more important accounting policies which have been applied consistently, is set out below.

Basis of accounting and consolidation

The financial statements are prepared in accordance with the historical cost convention. The financial statements of the subsidiary have not been consolidated because the amounts involved are not material, and to do so would be of no real value to shareholders.

Research and development

Research and development expenditure is written off in the period it is incurred where it does not meet the accepted criteria for deferral to future periods.

Tangible fixed assets

Tangible fixed assets are stated at their purchase cost, and are depreciated over their estimated useful lives at the following annual rates of depreciation provided on a straight line basis:

                Office equipment and furniture                  10%-33%
                Computer hardware                               20%
                Computer software                               33%

Finance and operating leases

Costs in respect of operating leases are charged on a straight line basis over the lease term. Leasing agreements which transfer to the company substantially all the benefits and risks of ownership of an asset, are treated as if the asset had been purchased outright. The assets are included in fixed assets and the capital element of the leasing commitments is shown as obligations under finance leases. The lease rentals are treated as consisting of capital and interest elements. The capital element is applied to reduce the outstanding obligations and the interest element is charged against profit in proportion to the reducing capital element outstanding. Assets held under finance leases depreciated over the shorter of the lease terms and the useful lives of equivalent owned assets.

Status/IQ Limited
(formerly Harwell Computer Power Limited)

Foreign currency amounts

Transactions denominated in foreign currencies are translated into sterling at exchange rates ruling at the date of the transactions. Foreign currency assets and liabilities are translated into sterling at the rates ruling at the date of the balance sheet. All exchange differences are taken to the profit and loss account in the year in which they arise.

Turnover

Income (exclusive of value added tax) is recognised on the following bases:

        Direct software sales are recognised when a program is delivered and invoiced, a licence agreement has been signed where appropriate and, where applicable, the program has been accepted by the customer.

        Royalty income from distributors is recognised on the basis of returns made by distributors for the grant of sub-licences within the relevant financial period.

        Maintenance income is recognised by reference to the period over which it is earned, future income being carried forward as deferred revenue.

        Consultancy and other income is recognised over the period over which it is earned in a manner appropriate to the risk and stage of completion of each contract.

Deferred taxation

Deferred taxation, computed under the liability method, is provided for to the extent that it is probable that a liability will crystallise.

Contributions to pension funds

Charges to the profit and loss account in respect of contributions are made in accordance with the recommendations of actuaries.

2       Turnover

The analysis of turnover by geographical area has not been given.

Status/IQ Limited
(formerly Harwell Computer Power Limited)

3   Exceptional income

                                                  1994                    1993
                                              (pounds)                (pounds)
Communication of future
  royalty income                                    --                  90,000
Compensation for cancellation of
  a trading agreement                               --                  61,000
                                            ----------               ---------
                                                    --                 151,000
                                            ==========               =========

4  Operating expenses


                                                  1994                     1993
                                              (pounds)                 (pounds)
Distribution and marketing costs               830,495                  699,005
Administrative expenses                        960,255                  656,003
Research and development costs                 479,440                  452,000
                                            ----------               ----------
                                             2,270,190                1,807,008
                                            ==========               ==========

5   Interest (expense)/income

                                                  1994                     1993
                                              (pounds)                 (pounds)

Bank interest receivable                         1,199                   16,738
Less: Interest payable
        On bank overdraft repayable within
          5 years not by installments           (4,684)                  (1,210)
        On medium term loan repayable within
          5 years by installments               (1,250)                  (7,292)

        On loan stock                           (4,792)                      --
        On finance leases                         (995)                  (1,570)
                                            ----------               ----------
Interest/(expense) income                      (10,522)                   6,666
                                            ==========               ==========

Status/IQ Limited
(formerly Harwell Computer Power Limited)

6  Loss on ordinary activities before taxation

Loss on ordinary activities before taxation is stated after charging:

                                                     1994                1993
                                                 (Pounds)            (Pounds)
Depreciation of tangible fixed assets              82,050              83,693
Auditors' remuneration - for audit                 13,750              10,750
                       - for other services         4,763              18,189
Hire of plant and machinery -
  operating leases                                116,036              97,142
Hire of other assets - operating leases            77,233              88,400


7  Directors' emoluments



The remuneration of the directors (including pension contributions) comprises:

                                                     1994                1993
                                                 (Pounds)            (Pounds)
Fees                                               22,500              12,035
Other emoluments                                  132,962             156,388
Compensation for loss of office                     7,500                  --
                                                 --------            --------
                                                  162,962             168,423
                                                 ========            ========

Remuneration includes amounts paid to shareholder representatives and third parties for making available the services of persons as directors.

Fees and other emoluments (excluding pension contributions) include amounts paid to:

                                                     1994                1993
                                                 (Pounds)            (Pounds)
The chairmen                                       35,000               9,805
                                                 ========            ========
The highest-paid director                          45,317              56,503
                                                 ========            ========


Status /IQ Limited
(formerly Harwell Computer Power Limited)

7  Directors' emoluments - continued

The number of directors (including the chairmen and highest paid director) who received fees and emoluments (excluding pension contributions) in the following ranges was:

                                                     1994                1993
                                                   Number              Number
(pounds)0 to (pounds)5,000                             --                   3
(pounds)5,001 to (pounds)10,000                         2                   2
(pounds)15,001 to (pounds)20,000                        1                  --
(pounds)20,001 to (pounds)25,000                        1                  --
(pounds)25,001 to (pounds)30,000                        1
(pounds)40,001 to (pounds)45,000                                            2
(pounds)45,001 to (pounds)50,000                        1                  --
(pounds)55,001 to (pounds)60,000                                            1

8  Employee information

                                                     1994                1993
                                                   Number              Number
Average weekly number of persons (including
executive directors) employed during the year         30                  34
                                                      ==                  ==

                                                     1994                1993
                                                 (pounds)            (pounds)
Staff costs (for the above persons):
Wages and salaries                                762,772             752,925
Social security costs                              76,022              89,788
Other pension costs (see note 23)                  42,501              45,931
                                                 --------            --------
                                                  881,295             888,644
                                                 ========            ========

Status/IQ Limited
(formerly Harwell Computer Power Limited)

9  Tax on ordinary activities

                                                     1994                1993
                                                 (pounds)            (pounds)
United Kingdom corporation tax at 33%
(1993: 33%)
Current                                                --               6,888
                                                 --------            --------
Credit for the year                                    --               6,888
                                                 ========            ========

At 31 January 1994 unabsorbed tax losses (which are subject to agreement with the Inland Revenue) estimated to amount to (pounds)825,000 (1993:
(pounds)445,000) are carried forward for future relief against profits from the same trade. There is no actual or potential liability for deferred taxation at 31 January 1994 or 1993, timing differences at those dates resulting in unrecognised assets.

10  Tangible fixed assets

                                       Office
                                    equipment         Computer
                                and furniture        equipment           Total
                                     (pounds)         (pounds)        (pounds)
Cost
At 1 February 1993                    182,695          434,327         617,022
Additions                              10,302           50,579          60,881
Disposals                                              (50,455)        (50,455)
                                      -------          -------         -------
At 31 January 1994                    192,997          434,451         627,448
                                      -------          -------         -------

Depreciation
At 1 February 1993                     93,560          306,042         399,602
Charge for year                        23,322           58,728          82,050
Disposals                                  --          (48,677)        (48,677)
                                      -------          -------         -------
At 31 January 1994                    116,882          316,093         432,975
                                      -------          -------         -------

Net book value
At 31 January 1994                     76,115          118,358         194,473
                                      =======          =======         =======
At 31 January 1993                     89,135          128,285         217,420
                                      =======          =======         =======

The net book value of tangible fixed assets includes an amount of (pounds)5,433 (1993: (pounds)11,744) in respect of assets held under finance leases.

Status/IQ Limited
(formerly  Harwell Computer Power Limited)

11  Investment in subsidiary company

                                                     1994                1993
                                                 (Pounds)            (Pounds)
Shares at cost                                          2                   2
                                                 ========            ========



The company owns the whole of the issued share capital of Harwell Computer Research Limited, which is incorporated in the United Kingdom. The subsidiary is not consolidated because it is dormant, and its net assets only amount to (Pounds)2.

12  Debtors

                                                     1994                1993
                                                 (Pounds)            (Pounds)
Amounts falling due within one year
Trade debtors                                     497,110             573,498
Prepayments and accrued income                    106,331              90,903
Corporation tax recoverable                            --               6,888
                                                 --------            --------
                                                  603,441             671,289
                                                 ========            ========

13  Creditors: amounts falling due within one year

                                                     1994                1993
                                                 (Pounds)            (Pounds)
Bank overdraft (secured)                           33,689                  --
Debenture loans (secured)                         175,000                  --
Other loans                                        95,535              25,000
Obligations under finance leases                    5,049               4,617
Trade creditors                                   124,540             202,087
Other taxation and social security payable        137,491              67,622
Other creditors                                   151,795              97,580
Deferred revenue                                  205,740             186,073
                                                 --------            --------
                                                  928,839             582,979
                                                 ========            ========

Status/IQ Limited
(formerly Harwell Computer Power Limited)

13   Creditors: amounts falling due within one year-continued

The bank overdraft and debenture loans are secured by fixed and floating charges over the assets of the company.

Debenture loans were redeemable at par on 31 August 1994 and bore interest at 10% per annum. Since the year end the debenture holders have confirmed to the company that it is not their intention to enforce repayment of the principal (including a further (Pounds)75,000 taken up after the year end) up to 31 December 1995 and that payment of interest will only be requested subject to there being sufficient liquid cash flow. However, they expressly reserve their rights under the Trust Deed to make immediate demand in respect of all monies and liabilities owing upon the happening of any other specified event of default under the Trust Deed and additionally reserve these rights in the event of a sale of 30% or more of the issued share capital.

Other loans, including those that fall due after more than one year (see also note 14), which were owed to a former shareholder, were repayable in twelve equal monthly instalments of (Pounds)19,107 commencing on 7 September 1994 and bore interest at 2% above National Westminster Bank plc's base rate. Since the year end these loans have been waived.

14   Creditors: amounts falling past due after more than one year

                                                                               1994         1993
                                                                            (Pounds)     (Pounds)
Other loans owed to a former shareholder (repayable between one
and two years)                                                               133,751            -
Obligations under finance losses                                                   -        5,304
                                                                             -------        -----
                                                                             133,751        5,304
                                                                             =======        =====

The net finance lease obligations to which the company is committed are:

                                                                               1994         1993
                                                                            (Pounds)      (Pounds)
In one year or less                                                           5,049         4,617
Between one and two years                                                         -         5,304
                                                                              -----         -----
                                                                              5,049         9,921
                                                                              =====         =====

Status/IQ Limited
(formerly Harwell Computer Power Limited)

15      Called-up share capital

                                                                          1994           1993
                                                                       (Pounds)       (Pounds)
Authorised
Ordinary shares of (pounds)1 each                                      900,000        900,000
Cumulative redeemable
preference shares of (pounds)1 each                                  1,100,000      1,100,000
                                                                     ---------      ---------
                                                                     2,000,000      2,000,000
                                                                     =========      =========

Alloted, called up and fully paid
Ordinary shares of (Pounds)1 each                                      450,000        450,000
Cumulative redeemable preference shares
of (Pounds)1 each                                                    1,100,000      1,100,000
                                                                     ---------      ---------
                                                                     1,550,000      1,550,000
                                                                     =========      =========

The company shall be entitled to redeem at par all or any of the preference shares. The preference shares in issue of (pounds)1,100,000 were due for redemption on 31 December 1993 but have been carried forward for redemption at an appropriate time without affecting the adequacy of working capital.

In each year commencing 1 August 1989 the holders of preference shares shall be entitled to be paid out of the profits of the company available for dividend a fixed preferential dividend of 10% per annum in priority to any other shareholders, such dividend being paid half yearly, the first payment falling due on 31 January 1990. Due to insufficiency of profits available for dividend these could not be paid, and therefore the cumulative arrears of dividend at 31 January 1994 amounted to (pound)605,428 (1993:(pound)446,873).

16      Profit and loss account (deficit)

                                                                                    (pounds)
At 1 February 1993                                                                (1,108,152)
Loss for the year                                                                   (406,413)
                                                                                   ----------
At 31 January 1994                                                                (1,514,565)
                                                                                   =========


Status/IQ Limited
(formerly Harwell Computer Power Limited)

17      Reconciliation of movements in shareholders' funds

                                                                     1994           1993
                                                                  (pounds)       (pounds)
Opening shareholders' funds                                       441,848        474,147
Loss for the financial year                                      (406,413)       (32,299)
                                                                  -------        -------
Closing shareholders' funds                                        35,435        441,848
                                                                  =======        =======


18      Cash at bank and in hand

                                                                     1994           1993
                                                                  (pounds)       (pounds)
Changes during the year:
At 1 February 1993                                                141,420        265,227
Net cash inflow/(outflow)                                         125,000       (123,807)
                                                                  -------        -------
At 31 January 1994                                                266,420        141,420
                                                                  -------        -------


19      Analysis of changes in financing during the year

                                                                     1994           1993
                                                                Loans and      Loans and
                                                            finance lease  finance lease
                                                              obligations    obligations
                                                                  (pounds)       (pounds)
At 1 February 1993                                                 34,921         89,164
Repayments of principal on finance leases                          (4,872)        (4,243)
Loan repayments                                                         -        (50,000)
Loans advanced                                                    379,286              -
                                                                  -------         -------
At 31 January 1994                                                409,335         34,921
                                                                  =======         ======

20      Financing

As set out in Note 13, since the year end the debenture holders have confirmed their intention not to seek repayment of the principal of (pounds)250,000 up to 31 December 1995 and to defer requests for payment of interest. Both principal and interest are repayable on demand only in certain circumstances. Other loans amounting to (pounds)229,286 have been waived. A new (pounds)190,000 20% 1996 debenture stock facility has been taken up to provide additional working capital, of which (pounds)120,000 has been drawn to date.

The company meets its day to day working capital requirements through debenture stock and an overdraft facility (which is repayable on demand) which has been agreed through to 31 January 1996.

Status/IQ Limited
(formerly Harwell Computer Power Limited)

20      Financing-continued

The company is operating within these agreed overall facilities and the directors, on the basis of cashflow projections, expect it to be able to continue doing so for the next twelve months.

However, the margin of facilities over requirements in the short term is not large. Whilst the directors recognise this, based on the company's plans and continued deferment of debenture repayments, they consider it appropriate to prepare the financial statements on the going concern basis. The financial statements do not include any adjustments that would result from a withdrawal of the overdraft facility by the company's bankers or a demand for immediate repayment of the debenture loan of (pounds)250,000 and accrued interest.

21      Capital commitments


                                                                               1994           1993
                                                                            (pounds)       (pounds)
Capital expenditure that has been contracted for but has not been
provided for in the financial statements                                     15,000              -
                                                                            ========        =======

Capital expenditure that has been authorised by the directors but
has not yet been contracted for                                             248,000              -
                                                                            =======         =======

22      Pension commitments

The company operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the company in an independently administered fund. The pension scheme charge represents contributions payable by the company to the scheme and amounted to (pounds)42,501(1993:(pounds)45,931). No contributions were payable to the scheme at either year end.

Status/IQ Limited
(formerly Harwell Computer Power Limited)

23  Financial commitments

At 31 January 1994 the company had annual commitments under non-cancellable operating leases as follows:

                                            1994                  1993
                                     Land and      Other   Land and      Other
                                    buildings             buildings
                                     (Pounds)   (Pounds)   (Pounds)   (Pounds)
Expiring within one year               12,500     27,276     88,400     25,000
Expiring between two and five
  years inclusive                          --     69,356         --     69,353
                                    ---------   --------  ---------   --------
                                       12,500     96,632     88,400     94,353
                                    =========   ========  =========   ========

24  Ultimate parent company

The holding company of Status/IQ Limited is Entrust Nominees Limited which holds the shares in Status/IQ Limited on trust for and on behalf of the New Court Ventures Fund. The New Court Ventures Fund is an unauthorised closed end unit trust which is ultimately owned by a number of pension funds.

                               STATUS/IQ LIMITED
                               -----------------

                        DIRECTORS' REPORT AND ACCOUNTS
                        ------------------------------

                             FOR THE PERIOD ENDED
                             --------------------

                                31ST MARCH 1995
                                ---------------












                                                       M. J. Ventham & Co.,

                                                       CHARTERED ACCOUNTANTS

                                                       -----------------------

                                                       63 Lincoln's Inn Fields,
                                                       London, WC2A 3JX

                                                       ------------------------

                              STATUS/IQ LIMITED
                              -----------------

DIRECTORS:              C.T. Edge         - Chairman (Appointed 6.7.94)
- - ---------               A.R. Lowrey       - (Appointed 22.7.94)
                        J. Tuck           - (Appointed 6.12.94)
                        M. Towner         - (Appointed 23.6.94,
                                               Resigned 12.8.94)
                        P.B. Plant        - (Resigned 6.7.94)
                        J.M.T. Dawson     - (Resigned 13.9.94)


SECRETARY:              R.J. Rosedale
- - ---------

REGISTERED OFFICE:   Sutton House, 174 Milton Park, Abingdon, OX14 4JE.
- - -----------------


                                     INDEX
                                     -----

                                                                         Page
                                                                         ----
Directors' Report                                                        1 - 2

Auditors' Report                                                            3

Balance Sheet                                                               4

Profit and Loss Account                                                     5

Cash Flow Statement                                                         6

Notes to the Accounts                                                    7 - 21

                               STATUS/IQ LIMITED
                               -----------------

                               DIRECTORS' REPORT
                               -----------------

        The directors have pleasure in submitting their annual report and the audited accounts for the period ended 31st March, 1995.

DIRECTORS' RESPONSIBILITIES
- - ---------------------------

        Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

 .       select suitable accounting policies and then apply them consistently;

 .       make judgements and estimates that are reasonable and prudent;

 .       comply with applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;

 .       prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

        The directors are responsible for maintaining proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

CHANGES IN PRESENTATION OF THE FINANCIAL STATEMENTS
- - ---------------------------------------------------

        Following the introduction of Financial Reporting Standard No. 4, "Capital Instruments", changes in the presentation of the financial statements have been made to conform with the new requirements. Shareholders' funds have been analysed between equity interests and non-equity interests, and dividends on redeemable preference shares have been accrued for.

PRINCIPAL ACTIVITY
- - ------------------

        The principal activity of the company continued to be that of marketing and technical support of computer software and computer technology in the field of information management, or text retrieval, and the development of new products and related consultancy services.

REVIEW OF BUSINESS
- - ------------------

        A summary of the results of the years trading is given on page 5 of the accounts.

        The directors are disappointed with the loss for the period. Turnover has risen marginally but restructuring costs have inhibited the profits of the company. There has been a clinical review of the procedures adopted throughout the company with the implementation of measures to improve efficiency in all areas. The last two years have been extremely difficult, but the foundations which have been laid should enable the company to face the future with optimism.

                               STATUS/IQ LIMITED
                               -----------------

                               DIRECTORS' REPORT
                               -----------------

                                  (Continued)
                                  -----------

RESULTS AND DIVIDENDS
- - ---------------------

        The net loss for the period after taxation was (Pounds)586,785 (1994:Loss (Pounds)406,413). This has been taken to reserves.

FIXED ASSETS
- - ------------

        Details of the movements in the company's fixed assets are set out in note 2 of the accounts.

INSURANCE EFFECTED FOR OFFICERS
- - -------------------------------

        The company has maintained professional indemnity insurance for the directors during the period.

DIRECTORS' INTERESTS
- - --------------------

        None of the directors serving at 31st March, 1995 had any interest in the share capital of the company at that date.

AUDITORS
- - --------

        The company's previous auditors, Messrs. Coopers & Lybrand, resigned during the period. Messrs. M.J. Ventham & Co. were appointed to fill the vacancy. They have signified their willingness to continue in office and a resolution to re-appoint them will be proposed at the annual general meeting.

                             Signed on behalf of the board



                                  R. J. Rosedale

27th March, 1996                       Secretary
- - ----------------                       ---------

                               STATUS/IQ LIMITED
                               -----------------

                     AUDITORS' REPORT TO THE SHAREHOLDERS
                     ------------------------------------

        We have audited the financial statements on pages 4 to 21 which have been prepared following the accounting policies set out on pages 7 and 8.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS
- - -----------------------------------------------------

        As described on page 1, the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on these statements and to report our opinion to you.

BASIS OF OPINION
- - ----------------

        We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

        We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Fundamental Uncertainty-Going Concern

        In forming our opinion, we have considered the adequacy of the disclosures made in the financial statements concerning the going concern position of the company. As stated in note 1A the validity of the company's going concern position is dependent on the financial support and intentions of the potential purchasers of the share capital and debenture stock. If the sale should not proceed then the going concern assumption is dependent on the continued support of the company's bankers and existing debenture holders, together with the ongoing profitability of the company. In view of the significance of these uncertainties we consider that note 1A should be drawn to your attention but our opinion is not qualified in this respect.

OPINION
- - -------

        In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31st March, 1995 and of its loss for the period then ended and have been properly prepared in accordance with the Companies Act 1985.

27th March, 1996
- - ----------------

                                                 M. J. Ventham & Co.,
63 Lincoln's Inn Fields,
London,                                          CHARTERED ACCOUNTANTS
WC2A 3JX.                                        and Registered Auditors

- - -----------------------                          -----------------------

                               STATUS/IQ LIMITED
                               -----------------

                     BALANCE SHEET AS AT 31ST MARCH, 1995
                     ------------------------------------

                                                 Note                     1995                      1994
                                                 ----                     ----                      ----
FIXED ASSETS
- - ------------
Tangible Assets                                 1D & 2A                  211,071                   194,473
Investment in Subsidiary                           2C                          2                         2
                                                                         -------                   -------
                                                                         211,073                   194,475
CURRENT ASSETS
- - --------------

Debtors                                            3                     366,576                   603,441
Cash at Bank and in Hand                                                   2,372                   300,109
                                                                           -----                   -------
                                                                         368,948                   903,550

CREDITORS:amounts falling                          4                    (761,371)                 (928,839)
- - ---------                                                                -------                   -------
   due within one year

NET CURRENT (LIABILITIES)                                               (392,423)                  (25,289)
- - -------------------------                                                -------                    ------

TOTAL ASSETS LESS CURRENT LIABILITIES                                   (181,350)                  169,186
- - -------------------------------------

CREDITORS: amounts falling due
- - ---------
   after more than one year                        5                    (370,000)                 (133,751)

                                                                (pounds)(551,350)           (pounds)35,435
                                                                         =======                    ======


CAPITAL AND RESERVES
- - --------------------

Called Up Share Capital                             9                  1,550,000                 1,550,000
Profit and Loss Account                                               (2,101,350)               (1,514,565)
                                                                       ---------                 ---------

SHAREHOLDERS' FUNDS                                19           (pounds)(551,350)          (pounds) 35,435
- - -------------------                                                      -------                   -------

Analysed As:

Equity Interests                                                      (2,666,255)               (1,669,993)
Non-Equity Interests                                                   2,114,905                 1,705,428
                                                                       ---------                 ---------
                                                                (pounds)(551,350)          (pounds) 35,435
                                                                       =========                 =========

Signed on behalf of the board

J. Tuck, Esq.                     )
                                  )          Directors
C. T. Edge, Esq.                  )
These accounts were approved by the board of directors on 27th March, 1996.

                              STATUS/IQ LIMITED
                              -----------------

                           PROFIT AND LOSS ACCOUNT
                           -----------------------

                    FOR THE PERIOD ENDED 31ST MARCH, 1995
                    -------------------------------------

                                                  1.2.94             1.2.93
                                                    to                 to
                                  Note           31.3.95            31.1.94
                                  ----           -------            -------
                                                                 As Restated

Turnover                        1J & 10         1,941,713          1,874,299
Operating Expenses                11           (2,452,161)        (2,270,190)
                                                ---------          ---------
Operating Loss                  12 & 13          (510,448)          (395,891)

Interest Receivable                                    --              1,199
Interest Payable and
   Similar Charges                17              (76,337)           (11,721)
                                                ---------          ---------

                                                  (76,337)           (10,522)
                                                ---------          ---------

Loss on Ordinary Activities
   before Taxation                               (586,785)          (406,413)
Taxation                           8                   --                 --
                                                ---------          ---------

Loss on Ordinary Activities
   after Taxation                                (586,785)          (406,413)
Dividends Attributable to
   Non-Equity Interests           25             (209,477)          (158,555)
                                                 --------           --------
Loss for the Financial Year       20     (Pounds)(796,262)  (Pounds)(564,968)
                                                 ========           ========



CONTINUING OPERATIONS
- - ---------------------

        None of the company's activities were acquired or discontinued during the above two financial years.

TOTAL RECOGNISED GAINS AND LOSSES
- - ---------------------------------

        The company has no recognised gains or losses other than the profit or loss for the above two financial years.

                               STATUS/IQ LIMITED

           CASH FLOW STATEMENT FOR THE PERIOD ENDED 31ST MARCH 1995
           --------------------------------------------------------

                                                      1.2.94            1.2.93
                                                        to                to
                                    Note             31.3.95            31.1.94
                                    ----             -------            -------
NET CASH OUTFLOW FROM
- - ---------------------
  OPERATING ACTIVITIES                21            (352,796)          (187,067)
  --------------------

RETURNS ON INVESTMENTS
- - ----------------------
  AND SERVICING OF FINANCE
  ------------------------

Interest Received                                         --              1,199
Interest Paid                                         (6,950)           (10,726)
Interest Element of Finance
  Lease Rental Payments                                 (188)              (995)
                                                    --------           --------


NET CASH OUTFLOW FROM
- - ---------------------
  RETURNS ON INVESTMENTS
  ----------------------
  AND SERVICING OF FINANCE                          (7,138)             (10,522)
  ------------------------

TAXATION
- - --------

Corporation Tax Refunded                                --                6,888


TAX REFUNDED                                            --                6,888
- - ------------

INVESTING ACTIVITIES
- - --------------------

Purchase of Tangible Fixed Assets                 (166,246)             (60,881)
Sale of Tangible Fixed Assets                       10,691                2,168
                                                   -------             --------

NET CASH OUTFLOW FROM
- - ---------------------
  INVESTING ACTIVITIES                            (155,555)             (58,713)
  --------------------                            --------             --------

NET CASH OUTFLOW BEFORE FINANCING                 (515,489)            (249,414)
- - ---------------------------------

FINANCING
- - ---------

Issue of Debentures                                195,000              175,000
Other Loans                                             --              204,286
Finance Lease and Hire
  Purchase Repayments                               (5,049)              (4,872)
                                                   -------             --------

NET CASH INFLOW
- - ---------------
  FROM FINANCING                                   189,951              374,414
  --------------                                  --------             --------

(DECREASE/INCREASE IN CASH
- - --------------------------
  AND CASH EQUIVALENTS            22,23   (Pounds)(325,538)    (Pounds)(125,000)
  --------------------                            ========             ========

                               STATUS/IQ LIMITED
                               -----------------

                             NOTES TO THE ACCOUNTS
                             ---------------------

1.  ACCOUNTING POLICIES
    -------------------

    (A) These accounts have been prepared under the historical cost convention and in accordance with applicable accounting standards.

        The financial statements have been prepared on the going concern basis which assumes that the company will continue in operational existence for the foreseeable future having adequate funds to meet its obligations as they fall due.

        The shareholders are presently in final negotiations with a third party to sell the ordinary and preference share capital together with the debenture stock. The completion is imminent and the company's continued existence is dependent on the future financial support and intentions of the potential purchaser.

        If the sale should not proceed then the validity of the going concern assumption is dependent on:

        (i) The continued support of the company's principal bankers and debenture holders, full details of which are shown in note 6.

        (ii)   The cessation of operating losses and a return to profitability.

        If the company were unable to continue in operational existence, adjustments would have to be made to reduce the balance sheet values of assets to their recoverable amounts and to provide for further liabilities which might arise. Additionally, further adjustments would have to be made to reclassify fixed assets and long term liabilities as current assets and current liabilities respectively.

        Although the outcome of the matters set out above remains inherently uncertain, the directors have considered the adequacy of working capital facilities available to the company and are satisfied that it is appropriate for the financial statements to be prepared on the going concern basis at this time. Nonetheless, there can be no assurance that the company will not be forced into liquidation.

    (B) The company has adopted the provisions of FRS 4 "Capital Instruments". Accordingly, the amount of shareholders' funds attributable to equity and non-equity interests has been separately disclosed. A prior year adjustment has been made for the accrued dividend payable on the redeemable preference shares issued by the company and they have been classified as non-equity interests.

        The dividend payable on the preference shares has been charged to the profit and loss account in accordance with this Standard; and credited to the profit and loss reserve as it will not be paid in the foreseeable future.

    (C) Research and development expenditure is written off in the period it is incurred where it does not meet the accepted criteria for deferral to future periods.

                               STATUS/IQ LIMITED
                               -----------------

                             NOTES TO THE ACCOUNTS
                             ---------------------

                                  (Continued)

1.  ACCOUNTING POLICIES - Continued
    -------------------------------

    (D) Depreciation is calculated to write off the cost less estimated residual value of fixed assets on a straight line basis over their estimated useful lives using the following rates per annum:-

                 Office Equipment, Furniture,
                    Fixtures and Fittings             10% - 30%
                 Computer Hardware                    20%
                 Computer Software                    33%

    (E) Deferred tax is provided in respect of the tax effect of all timing differences, to the extent that it is probable that a liability or asset will crystallise in the foreseeable future, at the rates of tax expected to apply when the timing differences reverse.

    (F) Assets obtained under finance leases are capitalised in the balance sheet and are depreciated over the shorter of the lease terms and their useful lives.

        The capital element of future lease payments is included in creditors and the interest element is charged to the profit and loss account over the period of the leases in proportion to the balance of capital repayments outstanding.

        Rentals payable under operating leases are charged to the profit and loss account on a straight line basis over the lease terms.

    (G) Contributions to employees' personal pension schemes are charged to the profit and loss account to the period in which they relate.

    (H) Transactions denominated in foreign currencies are translated into sterling at exchange rates ruling at the date of the transactions. Foreign currency assets and liabilities are translated into sterling at the date of the balance sheet. All exchange differences are taken to the profit and loss account in the year in which they arise.

    (I) The accounts present information about Status/IQ Limited as an individual undertaking and not as the parent of a group. The company is exempt under Section 229(2) of the Companies Act 1985 from the requirement to prepare group accounts on the grounds that inclusion is not material.

                               STATUS/IO LIMITED
                               -----------------

                             NOTES TO THE ACCOUNTS
                             ---------------------

                                  (Continued)

1.  ACCOUNTING POLICIES - Continued
    -------------------------------

    (J) Turnover (exclusive of value added tax and trade discounts) is recognised on the following bases:

         Direct software sales are recognised when a programme is delivered and invoiced, a licence agreement has been signed where appropriate, and, where applicable, the programme has been accepted by the customer.

         Royalty income from distributors is recognised on the basis of returns made by distributors for the grant of sub-licences within the relevant financial period.

         Maintenance income is recognised by reference to the period over which it is earned, future income being carried forward as deferred revenue.

         Consultancy and other income is recognised over the period over which it is earned in a manner appropriate to the risk and stage of completion of each contract.

2.  FIXED ASSETS
    ------------
    (A) TANGIBLE

                                     Office
                                   Equipment
                                   Furniture,
                                   Fixtures &        Computer
    COST                            Fittings         Equipment           Total
    ----                           ---------------------------           -----
    At 1.2.94                        192,997          434,451           627,448
    Additions                         25,978          140,268           166,246
    Disposals                       (121,946)        (168,824)         (290,770)
                                    --------------------------          -------
    At 31.3.95                        97,029          405,895   (Pounds)502,924
                                    ==========================          =======
    DEPRECIATION
    ------------

    At 1.2.94                        116,882          316,093           432,975
    Provided in these Accounts        24,940           76,199           101,139
    Provided on Disposals            (90,918)        (151,343)         (242,261)
                                    --------------------------          -------

    At 31.3.95                        50,904          240,949   (Pounds)291,853
                                    ==========================          =======
    NET BOOK VALUE
    --------------

    At 1.2.94                         76,115          118,358   (Pounds)194,473
                                    ==========================          =======
    At 31.3.95                        46,125          164,946   (Pounds)211,071
                                    ==========================          =======

                               STATUS/IO LIMITED
                               -----------------

                             NOTES TO THE ACCOUNTS
                             ---------------------

                                  (Continued)
                                   ---------

2.   FIXED ASSETS - Continued
     ------------------------

     (A)  TANGIBLE - Continued
          --------------------

     The net book value of tangible fixed assets includes items held under finance leases and hire purchase contracts to the sum of (Pounds)Nil (1994:(Pounds)5,433).

     (B)  DEPRECIATION
          ------------

          The charge for the year has been adjusted in respect of the profit on sale of fixed assets.

          The amount involved is as follows:-

                                                        1995             1994
                                                        ----             ----
          Provided in these Accounts (Note 2A)         101,139          82,050
          Loss on Disposal                              37,818            (390)
                                                       -------          ------
                                               (Pounds)138,957  (Pounds)81,660
                                                       =======          ======

     (C)  INVESTMENT IN SUBSIDIARY COMPANY
          --------------------------------

                                                        1995             1994
                                                        ----             ----
          Shares at Cost                             (Pounds)2       (Pounds)2
                                                             =               =

          The company owns the whole of the issued share capital of Harwell Computer Power Limited, which is registered in England and Wales. The subsidiary is not consolidated because it is dormant and its net assets amount to (Pounds)2.

                               STATUS/IQ LIMITED
                               -----------------

                             NOTES TO THE ACCOUNTS
                             ---------------------

                                  (Continued)
                                   ---------

3.   DEBTORS
     -------

                                                       1995              1994
                                                       ----              ----
     Due within one year

     Trade Debtors                                    310,603           497,110
     Prepayments and Accrued Income                    55,973           106,331
                                                      -------           -------
                                              (Pounds)366,576   (Pounds)603,441
                                                      =======           =======

4.   CREDITORS: amounts falling due within one year
     ----------------------------------------------

                                                        1995              1994
                                                        ----              ----
     Bank Loans and Overdrafts (Note 6)                61,490           33,689
     Debenture Loans (Note 6)                               -          175,000
     Other Loans                                            -           95,535
     Trade Creditors                                  229,097          124,540
     Other Creditors including Taxation
         and Social Security:-

         Other Taxes and Social Security               52,174          137,491
         Obligations under Finance Leases
          and Hire Purchase Contracts (Note 7)              -            5,049

     Accruals and Deferred Income                     418,610          357,535
                                                      -------          -------
                                              (Pounds)761,371  (Pounds)928,839
                                                      =======          =======

5.   CREDITORS: amounts falling due after more than one year
     -------------------------------------------------------

                                                        1995               1994
                                                        ----               ----
     Other Loans owed to a Former Shareholder
          (repayable between one and two years)             -          133,751
     Debenture Loans (Note 6)                         370,000                -
                                                      -------          -------
                                              (Pounds)370,000  (Pounds)133,751
                                                      =======          =======

                               STATUS/IQ LIMITED
                               -----------------

                             NOTES TO THE ACCOUNTS
                             ---------------------

                                  (Continued)
                                   ---------

6.   BANK OVERDRAFT AND DEBENTURE LOANS
     ----------------------------------

     The bank overdraft and debenture loans are secured by fixed and floating charges over the assets of the company.

     Debenture loans consist of:

          (Pounds)250,000 10% Redeemable at par on 31st August, 1994

          (Pounds)120,000 20% Redeemable at a premium of 16.66% on 9th November, 1996

     During the year (Pounds)75,000 of 10% Redeemable debenture stock was issued at par together with (Pounds)190,000 20% Redeemable debenture stock at par of which only (Pounds)120,000 was subscribed to.

     The holders of the debenture stocks have confirmed to the company that it is not their intention to enforce repayment of the principal up to 31st December, 1996 and that payment of interest will only be requested subject to there being sufficient liquid cash flow. However, they expressly reserve their rights under the Trust Deed to make immediate demand in respect of all monies and liabilities owing upon the happening of any other specified event or default under the Trust Deed, and additionally reserve these rights in the event of a sale of 30% or more of the issued share capital. The present shareholders are currently in discussions with potential buyers and payment of the debenture stock may crystallise prior to 31st December, 1996. Under the draft sale agreement the new shareholders would purchase the existing loan stock and it is considered that repayment would not be sought until 31st December, 1996. As such they have been shown as payable after 31st March, 1996.

     The bank overdraft has been renewed until 31st January, 1997.

     Analysis of debt maturity:

                                                1995                                       1994
                                                ----                                       ----
                                     Bank                                        Bank        Debenture
                                   Loans &      Debenture                       Loans &       & Other
                                  Overdrafts      Loans             Total      Overdrafts      Loans             Total
                                  ----------      -----             -----      ----------      -----             -----
     Amounts payable:

     In one year or less
          or on demand              61,490             -           61,490        33,689        270,535          304,224
     Between one and
          two years                      -       370,000          370,000             -        133,751          133,751
                                    ------       -------          -------        ------        -------          -------
                                    61,490       370,000  (Pounds)431,490        33,689        404,286  (Pounds)437,975
                                    ======       =======          =======        ======        =======          =======

                               STATUS/IQ LIMITED
                               -----------------

                             NOTES TO THE ACCOUNTS
                             ---------------------

                                  (Continued)
                                  -----------

7.  OBLIGATIONS UNDER LEASES AND HIRE PURCHASE CONTRACTS
    ----------------------------------------------------

    (A) Obligations under finance leases and similar hire purchase contracts are as follows:-

                                                                           1995              1994
                                                                           ----              ----
         Due within one year                                                  -             4,861

         Less: Finance Charges allocated
         ----
          to future periods                                                   -               188
                                                                  -------------     -------------
                                                                  (Pounds)    -     (Pounds)5,049
                                                                  =============     =============
         Hire Purchase Contracts and Finance Leases shown as:-

         Current Obligations (Note 4)                             (Pounds)    -     (Pounds)5,049
                                                                  =============     =============

    (B) The company was committed to make lease payments under operating leases during the twelve months following the period end as follows:-

                                                  1.2.94                                           1.2.93
                                                    to                                               to
                                                 31.3.95                                          31.1.94
                                                 -------                                          -------
                                     Land and                                         Land and
                                     Buildings             Other                      Buildings               Other
                                     ---------             -----                      ---------               -----
On leases which expire:
Within one year                              -            41,571                         12,500              27,276
In the second to fifth years
- - - inclusive                             30,600            16,908                              -              69,356
                                        ------            ------                         ------              ------
                                        30,600            58,479                 (Pounds)12,500      (Pounds)96,632
                                        ======            ======                         ======              ======

                               STATUS/TO LIMITED
                               -----------------

                             NOTES TO THE ACCOUNTS
                             ---------------------
                                  (Continued)
                                   ---------


8. TAXATION
   --------

   At 31st March, 1995 the company has substantial tax losses which can be carried forward for future relief from the same trade.

   There is no actual or potential liability for deferred taxation at 31st March, 1995 or at 31st January, 1994, timing differences at these dates resulting in unrecognised assets.

9. CALLED UP SHARE CAPITAL
   -----------------------

                                               1995               1994
                                               ----               ----
   Authorised
   ----------

   Ordinary Shares of (Pounds)1 each           900,000            900,000
   Cumulative Redeemable Preference
     Shares of (Pounds)1 each                1,100,000          1,100,000
                                             ---------          ---------

                                     (Pounds)2,000,000  (Pounds)2,000,000
                                             =========          =========
   Issued and Fully Paid
   ---------------------

   Ordinary Shares of (Pounds)1 each           450,000            450,000
   Cumulative Redeemable Preference
     Shares of (Pounds)1 each                1,100,000          1,100,000

                                             ---------          ---------

                                     (Pounds)1,550,000  (Pounds)1,550,000
                                             =========          =========

   The company is entitled to redeem at par all or any of the preference shares The preference shares in issue of (Pounds)1,100,000 were due for redemption on 31st December, 1993 but have been carried forward for redemption at an appropriate time without affecting the adequacy of working capital. In the event of winding up the company, the preference shares rank first and would be paid the original subscription price plus any arrears of dividend. They have no voting rights.

                               STATUS/IQ LIMITED
                               -----------------

                             NOTES TO THE ACCOUNTS
                             ---------------------

                                  (Continued)
                                  -----------

9.  CALLED UP SHARE CAPITAL - Continued
    -----------------------------------

    In each year commencing 1st August, 1989 the holders of preference shares are to be paid out of the profits of the company available for dividend a fixed preferential dividend of 10% per annum in priority to any other shareholders, such dividend being paid half yearly, the first payment having fallen due on 31st January, 1990. Due to insufficiency of profits available for dividend these could not be paid, and therefore the cumulative arrears of dividend at 31st March, 1995 amounted to (Pounds)814,905 (1994: (Pounds)605,428).

10. SEGMENTAL INFORMATION
    ---------------------

                                                 1.2.94               1.2.93
                                                   to                   to
                                                31.3.95              31.1.94
                                                -------              -------
    Turnover to:

    United Kingdom                            1,497,726            1,874,299
    Rest of Europe                              203,052                    -
    Other Markets                               240,935                    -
                                              ---------            ---------
                                      (Pounds)1,941,713    (Pounds)1,874,299
                                              =========            =========


    The turnover, loss after taxation and net liabilities are all attributable to the principal activity.

11. OPERATING EXPENSES
    ------------------

                                                 1.2.94               1.2.93
                                                   to                   to
                                                31.3.95              31.1.94
                                                -------              -------
    Distribution Costs                          684,964              830,495
    Administrative Expenses                   1,396,812              960,255
    Research and Development Costs              370,385              479,110
                                              ---------            ---------
                                      (Pounds)2,452,161    (Pounds)2,270,190
                                              =========            =========

                               STATUS/IQ LIMITED
                               -----------------

                             NOTES TO THE ACCOUNTS
                             ---------------------

                                  (Continued)
12. OPERATING RESULT
    ----------------

    This is stated after charging:
                                                     1.2.94           1.2.93
                                                       to               to
                                                    31.3.95          31.1.94
                                                    -------          -------

    Directors' Emoluments (Note 15)                 209,200          162,962
    Auditors' Remuneration
        Audit Services                                7,700           13,750
       -Non-audit Services                                -            4,763
    Depreciation (Note ID & 2B)                     138,957           81,660
    Operating Lease Rentals
       -Land and Buildings                          111,086          116,036
       -Other                                       115,703           77,233
    Research and Development                        370,385          479,440
                                                    =======          =======

13. EXCEPTIONAL ITEMS
    -----------------

    During the period other loans which were owed to a former shareholder totalling (Pounds)229,286 were waived as part of the company's financial restructuring.

    Reorganization costs were also incurred totalling (Pounds)103,328.

14. STAFF COSTS
    -----------

                                                     1.2.94           1.2.93
                                                       to               to
                                                    31.3.95          31.1.94
                                                    -------          -------
    Wages and Salaries                              932,584          762,772
    Social Security Costs                            94,674           76,022
    Other Pension Costs (Note 18)                    45,483           42,501

                                                  ---------         --------

                                          (Pounds)1,072,741  (Pounds)881,295
                                                  =========          =======

    This includes remuneration paid to the directors.

                               STATUS/IQ LIMITED
                               -----------------

                             NOTES TO THE ACCOUNTS
                             ---------------------

                                  (Continued)
                                  -----------

15.  DIRECTORS' EMOLUMENTS
     ---------------------

                                                     1.2.94           1.2.93
                                                       to               to
                                                    31.3.95          31.1.94
                                                    -------          -------
     For Services as Directors                       20,440           22,500
     For Other Services                             188,760          132,962
     Compensation for Loss of Office                      -            7,500
                                                    -------          -------
                                            (Pounds)209,200  (Pounds)162,962
                                                    =======          =======

    Remuneration includes an amount of (Pounds)187,560 paid to shareholder representatives and third parties for making available the services of persons as directors.

    Analysis, excluding pension scheme contributions:-

    Chairman                                (Pounds)65,559  (Pounds)35,000
                                                    ======          ======

    Highest Paid Director                   (Pounds)66,549  (Pounds)45,317
                                                    ======          ======

    Others:-

                                                              Number
                                                              ------

(Pounds)0 - (Pounds)5,000                                1               -
(Pounds)5,001 - (Pounds)10,000                           -               2
(Pounds)15,001 - (Pounds)20,000                          2               1
(Pounds)20,001 - (Pounds)25,000                          -               1
(Pounds)25,001 - (Pounds)30,000                          -               1
(Pounds)30,001 - (Pounds)35,000                          1               -
(Pounds)45,001 - (Pounds)50,000                          -               1
                                                       ===             ===

                               STATUS/IQ LIMITED
                               -----------------

                             NOTES TO THE ACCOUNTS
                             ---------------------

                                  (Continued)
                                  -----------

16.  EMPLOYEE INFORMATION
     --------------------

     The average weekly number of persons employed by the company including directors during the period was as follows:-

                                                            Number
                                                            ------
                                                  1.2.94             1.2.93
                                                    to                 to
                                                 31.3.95            31.1.94
                                                 -------            -------
     Management                                        3                  3
     Consultants                                       8                  7
     Technical and Development                        13                 11
     Administration                                    3                  2
     Sales                                             8                  7
                                                     ---                ---
                                                      35                 30
                                                      ==                 ==

17.  INTEREST PAYABLE AND SIMILAR CHARGES
     ------------------------------------

                                                    1.2.94             1.2.93
                                                      to                 to
                                                   31.3.95            31.1.94
                                                   -------            -------
     On bank overdraft repayable within
        5 years not by instalments                   6,950              4,684
     On medium term loan repayable within
        5 years by instalments                           -              1,250
     On Loan Stock                                  69,199              4,792
     On Finance Leases                                 188                995

                                            (Pounds)76,337     (Pounds)11,721
                                                    ======             ======

18.  PENSION SCHEME
     --------------

    The company pays pension contributions in respect of employee's personal pension schemes. The pension cost charge represents contributions payable by the company and amounted to (Pounds)45,483 (1994: (Pounds)42,501).

    There were no outstanding or prepaid contributions at the balance sheet date.

                               STATUS/IQ LIMITED
                               -----------------

                             NOTES TO THE ACCOUNTS
                             ---------------------

                                  (Continued)
                                  -----------

19.  RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS
     --------------------------------------------------

                                                                               1995                  1994
                                                                               ----                  ----
     Loss for the Period                                                   (586,785)             (406,413)
     Opening Shareholders' Funds                                             35,435               441,848
                                                                           --------              --------

     Closing Shareholders' Funds                                   (Pounds)(551,350)     (Pounds)  35.435
                                                                           ========              ========

20.  PROFIT AND LOSS RESERVE
     -----------------------

                                                                               1995
                                                                               ----
     At 1st February, 1994 as
       Previously Reported                                               (1,514,565)

     Prior Year Adjustment:

     Dividends Attributable to Non-Equity Interests
       Charged to Profit and Loss Account                                  (605,428)
     Dividend Attributable to Non-Equity Shares
       Credited to Profit and Loss Reserve                                  605,428
                                                                         ----------
                                                                         (1,514,565)
     Retained Loss for the Period                                          (796,262)
     Dividend on Non-Equity Shares                                          209,477
                                                                         ----------
     At 31st March, 1995                                         (Pounds)(2,101,350)
                                                                         ==========

21.  RECONCILIATION OF OPERATING PROFIT TO
     -------------------------------------
       NET CASH OUTFLOW FROM OPERATING ACTIVITIES
       ------------------------------------------

                                                                               1995                  1994
                                                                               ----                  ----
     Operating Loss                                                        (510,448)             (395,891)
     Depreciation Charges                                                   101,139                82,050
     Loss/(Profit) on Sale of
        Tangible Assets                                                      37,818                  (390)
     Decrease in Debtors                                                    236,865                60,960
     Increase in Creditors                                                   11,116                66,204
     Loan Written Off                                                      (229,286)                    -
                                                                            -------               -------
     Net Cash Outflow from Operating Activities                    (Pounds)(352,796)     (Pounds)(187,067)
                                                                            =======               =======

                               STATUS/IQ LIMITED
                               -----------------

                           NOTES TO THE ACCOUNTANTS
                           ------------------------

                                  (Continued)
                                  -----------

22.  ANALYSIS OF MOVEMENTS IN CASH AND CASH EQUIVALENTS
     --------------------------------------------------
      DURING THE PERIOD
      -----------------

                                                                         1995                    1994
                                                                         ----                    ----
     Balance at 1st February, 1994                                    266,420                 141,420
     Net Cash (Outflow)/Inflow                                       (325,538)                125,000
                                                                      -------                 -------
     Balance at 31st March, 1995                              (Pounds)(59,118)        (Pounds)266,420
                                                                       ======                 =======

23.  ANALYSIS OF THE BALANCES OF CASH AND CASH
     -----------------------------------------
     EQUIVALENTS AS SHOWN IN THE BALANCE SHEET
     -----------------------------------------

                                                                                               Change
                                                  1995                   1994               In Period
                                                  ----                   ----               ---------
     Cash at Bank and in Hand                    2,372                300,109                (297,737)
     Bank Overdraft                            (61,490)               (33,689)                (27,801)
                                                ------                 ------                 -------
                                       (Pounds)(59,118)       (Pounds)266,420        (Pounds)(325,538)
                                                ======                =======                 =======

24.  ANALYSIS OF CHANGES IN FINANCING DURING THE PERIOD
     --------------------------------------------------

                                                                         1995                    1994
                                                                         ----                    ----
     Loans and Finance Lease Obligations:-

     Balance at 1st February, 1994                                    409,335                  34,921
     Repayments of Principal on Finance Leases                         (5,049)                 (4,872)
     Debentures Issued                                                195,000                 379,286
     Loans Written Off                                               (229,286)                      -
                                                                      -------                 -------
     Balance at 31st March, 1995                              (Pounds)370,000         (Pounds)409,335
                                                                      =======                 =======

                               STATUS/IQ LIMITED
                               -----------------

                             NOTES TO THE ACCOUNTS
                             ---------------------

                                  (Continued)
                                  -----------

25.  DIVIDENDS
     ---------

                                                                                  1995                      1994
                                                                                  ----                      ----
                                                                                                        As Restated
                                                                                                        -----------
     Dividend on Non-Equity Shares:

     Preference 10% - Charged to the
       Profit and Loss Account                                         (Pounds)209,477           (Pounds)158,555
                                                                               =======                   =======

26.  CAPITAL COMMITMENTS
     -------------------

                                                                                  1995                      1994
                                                                                  ----                      ----
     Capital expenditure that has been contracted for
       but has not been provided for in the financial statements           (Pounds)NIL            (Pounds)15,000
                                                                                   ===                    ======
     Capital expenditure that has been authorised by the directors
       but has not yet been contracted for                                 (Pounds)NIL           (Pounds)248,000
                                                                                   ===                   =======

27.  ULTIMATE PARENT UNDERTAKING
     ---------------------------

     The parent company of Status/IQ Limited is Entrust Nominees Limited "D" account, a company registered in England and Wales, which holds the shares in Status/IQ Limited on trust for and on behalf of the New Court Ventures. New Court Ventures is an unauthorised closed end unit trust which is ultimately owned by a number of pension funds.

                               STATUS/IQ LIMITED
                               -----------------

                      TRADING AND PROFIT AND LOSS ACCOUNT
                      -----------------------------------

                     FOR THE PERIOD ENDED 31ST MARCH, 1995
                     -------------------------------------

                                      1.2.94                          1.2.93
                                        to                              to
                                     31.3.95                         31.1.94
                                     -------                         -------
SALES                                               1,941,713
- - -----

LESS: COST OF SALES
- - -------------------

Authoring                             17,177
Royalties                             10,545
Education                                673
General                               38,391
Sub-contracts                         11,826
Computer Consumables                  29,940
Product Development                   67,834
Software Costs                         9,204
Consultants                          521,503
Discounts Receivable                  (2,000)
                                     -------                         -------
                                                      705,093
                                                      -------                     -------

GROSS PROFIT
- - ------------                                        1,236,620

LESS OVERHEADS
- - --------------

DIRECTORS
- - ---------

Renumeration                         187,000
State Contributions                      668
Pension Scheme                         1,000
                                     -------                         -------
                                     188,668
                                     -------                         -------
PREMISES
- - --------

Rent and Rates                       116,869
Insurance                             17,702
Power, Light and Heat                 11,879
Repairs and Renewals                   5,100
Building Security                     15,589
Cleaning                              11,771
                                     -------                         -------
                                     178,910
                                     -------                         -------


                               STATUS/IQ LIMITED
                               -----------------

                      TRADING AND PROFIT AND LOSS ACCOUNT
                      -----------------------------------

                     FOR THE PERIOD ENDED 31ST MARCH, 1995
                     -------------------------------------

                                  (Continued)
                                   ---------

                                      1.2.94             1.2.93
                                        to                 to
                                      31.3.95            31.1.94
                                      -------            -------
ADMINISTRATION
- - --------------

Salaries                              385,780
Postage, Printing, Stationery
   and Advertising                     42,468
Telephone                              25,450
Sundry Expenses                         7,117
Subscriptions                           4,087
Software Maintenance                   12,390
Hardware Maintenance                   16,123
Maintenance Contracts                   4,333
Seminars/Conferences                    2,411
Life Insurance                          3,704
Temporary Staff                        10,297
Recruitment/Termination                64,674
Staff Training                          8,350
                                      -------            -------
                                      587,184
                                      -------            -------

SELLING
- - -------

Salaries                              358,166
Motor Expenses and Travelling         283,348
Entertaining                            2,560
Marketing                              43,450
                                      -------            -------
                                      687,524
                                      -------            -------

                      STATUS/IQ LIMITED

                      Annual report

                      for the period ended 28 March 1996

                      Registered no: 2013859

STATUS/IQ LIMITED

Interim report
for the period ended 28 March 1996


                                                                          Pages

Directors' report                                                         1 - 2

Profit and loss account                                                     4

Balance sheet                                                               5

Cash flow statement                                                       6 - 7

Notes to the financial statements                                        8 - 20

STATUS/IQ LIMITED                                                            1

Directors' report
for the period ended 28 March 1996

The directors present their report and the audited financial statements for the period ended 28 March 1996.

Principal activities

The profit and loss account for the period is set out on page 4.

The principal activities of the company are the marketing and technical support of computer software and computer technology in the field of information management, of text retrieval and the development of new products and related consultancy services.


Dividends and transfers to reserves

The directors do not recommend the payment of a dividend. The loss for the financial year of (Pounds)196,849 (1995: loss of (Pounds)796,262) will be transferred to reserves.

Directors

The directors of the company during the period are listed below:

C T Edge           (resigned 28 March 1996)
A R Lowrey         (resigned 28 March 1996)
J Tuck
K L Coleman        (appointed 28 March 1996)
J O Nyweide        (appointed 28 March 1996)

Directors' interests

None of the directors had any interest in the shares of the company at 28 March 1996 or at any time during the period.

STATUS/IQ LIMITED                                                              2


CHANGES IN FIXED ASSETS

The movements in fixed assets during the period are set out in notes 9 and 10 to the financial statements.

POST BALANCE SHEET EVENTS

Details of post balance sheet events are given in note 22 to the financial statements.

INSURANCE OF DIRECTORS

The company maintains insurance for the directors in respect of their duties as directors of the company.

DIRECTORS' RESPONSIBILITIES

The directors are required by UK company law to prepare financial statements for each financial year that give a true and fair view of the state of affairs of the company as at the end of the financial period and of the loss of the company for that period.

The directors confirm that suitable accounting policies have been used and applied consistently and reasonable and prudent judgements and estimates have been made in the preparation of the financial statements for the period ended 28 March 1996. The directors also confirm that applicable accounting standards have been followed and that the financial statements have been prepared on the going concern basis.

The directors are responsible for keeping proper accounting records, for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

AUDITORS

During the period, M J Ventham & company resigned as auditors of the company and Coopers & Lybrand were appointed in their place.

A resolution to confirm the appointment of Coopers & Lybrand will be proposed at the annual general meeting.

BY ORDER OF THE BOARD


K L Coleman
Company secretary

STATUS/IQ LIMITED                                                             3

Profit and loss account
for the period ended 28 March 1996


                                                         1 April   1 February
                                                         1995 to      1994 to
                                                        28 March     31 March
                                                            1996         1995
                                                        (Pounds)     (Pounds)
Turnover                                               1,355,429    1,941,713
Net Operating expenses                                (1,431,939)  (2,452,161)
                                                      ----------   ----------
Operating loss                                           (76,510)    (510,448)
Interest payable and similar charges                    (114,541)     (76,337)
                                                      ----------   ----------
Loss on ordinary activities before taxation             (191,051)    (586,785)
Tax on loss on ordinary activities                             -            -
                                                      ----------   ----------
Loss on ordinary activities after taxation              (191,051)    (586,785)
Dividends attributable to non-equity interests          (191,491)    (209,477)
                                                      ----------   ----------
Loss for the financial period                           (382,542)    (796,262)
                                                      ==========   ==========

All figures included in the profit and loss account are derived from continuing operations.

The company has no recognized gains and losses other than the losses above and therefore no separate statement of total recognized gains and losses has been presented.

There is no difference between the loss on ordinary activities before taxation and the retained loss for the period stated above, and their historical cost equivalents.

STATUS/IQ LIMITED                                                             4

Balance sheet
at 28 March 1996

                                                                                  1996                    1995
                                                                                 (Pound)                (Pound)
Fixed assets
Tangible assets                                                                    134,571               211,071
Investments in subsidiaries                                                             -                      2
                                                                                ----------            ----------
                                                                                   134,571               211,073
Current assets
Debtors                                                                            438,658               366,576
Cash at bank and in hand                                                                 1                 2,372
                                                                                ----------            ----------
                                                                                   438,659               368,948
                                                                                ----------            ----------
Creditors: amounts falling due within one year                                  (1,315,631)             (761,371)
                                                                                ----------            ----------
Net current liabilities                                                           (876,972)             (392,423)
                                                                                ----------            ----------
Total assets less current liabilities                                             (742,401)             (181,350)
                                                                                ----------            ----------
Creditors: amounts falling due after more than
one year                                                                                 -              (370,000)
                                                                                ----------            ----------
Net liabilities                                                                   (742,401)             (551,350)
                                                                                ==========            ==========

Capital and reserves
Called up share capital                                                          1,550,000             1,550,000
Profit and loss account                                                         (2,292,401)           (2,101,350)
                                                                                ----------            ----------
Deficit on shareholders' funds                                                    (742,401)             (551,350)
                                                                                ==========            ==========

Equity shareholders' funds                                                                            (2,666,255)
Non-equity shareholders' funds                                                                         2,114,905
                                                                                ----------            ----------
                                                                                  (742,401)             (551,350)
                                                                                ==========            ==========


STATUS/IQ LIMITED                                                              5

Cash flow statement
for the period ended 28 March 1996


                                                         1 April     1 February
                                                         1995 to        1994 to
                                                        28 March       31 March
                                                            1996           1995
                                                         (Pound)        (Pound)

Net cash inflow from continuing operating
activities                                                   3,219    (353,796)
(reconciliation to operating profit on page 7)
                                                        ----------    --------
Returns on investments and servicing
of finance
Interest received                                                            -
Interest paid                                               (5,337)     (6,950)
Interest paid on finance leases                                           (188)
                                                        ----------    --------
Net cash outflow from returns on investments
and servicing of finance                                    (5,337)     (7,138)
                                                        ----------    --------

Taxation
UK corporation tax paid                                          -           -
                                                        ----------    --------
Investment activities
Purchase of tangible fixed assets                           (8,022)   (166,246)
Sale of tangible fixed assets                                4,104      10,691
                                                        ----------    --------
Net cash outflow from investment activities                 (3,918)   (155,555)
                                                        ----------    --------
Net cash (outflow)/inflow before financing                  (6,126)   (515,489)
                                                        ----------    --------
Financing
Issue of debentures                                              -     195,000
Repayment of principal under finance leases                      -      (5,049)
                                                        ----------    --------
(Decrease) in cash and cash equivalents                     (6,126)   (325,538)
                                                        ==========    ========

STATUS/IQ LIMITED                                                              6


Reconciliation of operating profit to net cash inflow from operating activities


                                                        1 April     1 February
                                                        1995 to        1994 to
                                                       28 March       31 March
                                                           1996           1995
                                                       (Pounds)       (Pounds)
Continuing operating activities
Operating (loss)                                       (76,510)      (510,448)
Depreciation on tangible fixed assets                   72,220        101,139
Loss on sale of tangible fixed assets                    8,199         37,818
(Increase)/decrease in debtors                         (66,284)       236,865
Increase/(decrease) in creditors                        65,505         11,116
Loan written off                                             -       (229,286)
                                                       -------       --------
Net cash inflow from continuing operating activities     3,129       (352,796)
                                                       =======       ========

STATUS/IQ LIMITED                                                            7


Notes to the financial statements
for the period ended 28 March 1996

1  Principal accounting policies

The financial statements have been prepared in accordance with applicable Accounting Standards in the United Kingdom. A summary of the more important accounting policies, which have been applied consistently, is set out below. The financial statements of the Company for the period from April 1, 1995 to March 28, 1996 and related footnote information are unaudited. All adjustments (consisting only of normal recurring adjustments) have been made, which in the opinion of management, are necessary for a fair presentation. Results of operations for the period from April 1, 1995 to March 28, 1996, are not necessarily indicative of the results that may be expected for any future period.

Basis of accounting

The financial statements are prepared in accordance with the historical cost convention.

The cost of tangible fixed assets is their purchase cost, together with any incidental costs of acquisition.

Depreciation is calculated so as to write off the cost of tangible fixed assets, less their estimated residual values, on a straight line basis over the expected useful economic lives of the assets concerned. The principal annual rates used for this purpose are:

                                                                       %

            Office Equipment, furniture, fixtures and fittings   10 - 30
            Computer hardware                                         20
            Computer software                                         33

Cash flow statement

The company qualifies as a small company under the terms of Section 247 of the Companies Act 1985. As a consequence it is exempt from the requirements to publish a cash flow statement.

Finance and operating leases

Costs in respect of operating leases are charged on a straight line basis over the lease term. Leasing agreement which transfer to the company substantially all the benefits and risks of ownership of an asset are treated as if the asset had been purchased outright. The assets are included in fixed assets and the capital element of the leasing commitments is shown as obligations under finance leases. The leases rentals are treated as consisting of capital and interest elements. The capital element is applied to reduce the outstanding obligations and the interest elements is charged against profit on proportion to the reducing capital element outstanding. Assets held under finance leases are depreciated over the shorter of the lease terms and the useful lives of equivalent owned assets.

STATUS/IQ LIMITED                                                              8


Turnover

Turnover, which excludes value added tax and trade discounts, represents the invoiced value of goods and services supplied.

Deferred taxation

Provision is made for deferred taxation, using the liability method, on all material timing differences to the extent that it is probable that a liability or asset will crystallise. Full provision is made for deferred taxation on timing differences arising from the provision of employees pensions.

Pension scheme arrangements

The company pays contribution in respect of employees' personal pension schemes. Contributions paid by the company are disclosed in note 5.

The company provides no other post retirement benefits to its employees.

Research and development expenditure

These expenses are written off in the period it is incurred where it does not meet the accepted criteria for deferral to future periods.

Foreign exchange

Transactions denominated in foreign currencies are translated into sterling at exchange rates ruling at the date of the transaction. Foreign currencies assets and liabilities are translated into sterling at the balance sheet date. Exchange differences are taken to the profit and loss account in the year in which they arise.

STATUS/IQ LIMITED                                                             9

Creditors: amounts falling due within one year

                                                        28 March        31 march
                                                            1996            1995
                                                        (Pounds)        (Pounds)
Bank loan and overdrafts                                  64,245          61,490
Debenture loans                                          370,000               -
Trade creditors                                           84,385         229,097
Amount due to parent company                              84,868               -
Other taxation and social security                        53,388          52,174
Other creditors                                           29,783               -
Accruals and deferred income                             628,962         418,610
                                                       ---------        --------
                                                       1,315,631         761,371
                                                       =========        ========

The bank loans and overdrafts and debenture loans are secured by fixed and floating charges over the assets of the company.

Debenture loans consist of:

     (Pounds)250,000 10% Redeemable at par on 31 August 1994
     (Pounds)120,000 20% Redeemable at a premium of 16.66% on 9 November 1996

See note 22 for details of the post balance sheet event involving the debenture loans.

Other creditors relate to amounts advanced from Barclays Bank Plc under a factoring agreement for certain trade debts with full recourse. Separate presentation of the amounts involved has therefore been made. Factoring costs are charged at 2.5% of the value of the debts factored and amounted to (Pounds)744 in the period.

Creditors: amounts falling due after more than one year

                                                        28 March        31 March
                                                            1996            1995
                                                        (Pounds)        (Pounds)
Debenture loan secured by a fixed and floating charges
over the assets of the company (notes 12,22)                   .         370,000
                                                        ========        ========

STATUS/IQ LIMITED                                                           10

24  Ultimate parent company

The directors regard Dataware Technologies Inc., a company registered in the United States of America as the ultimate parent company.

                          DATAWARE TECHNOLOGIES, INC.



                        PRO FORMA FINANCIAL INFORMATION
                        -------------------------------

                              UNAUDITED PRO FORMA
                          CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1995


                              UNAUDITED PRO FORMA
                     CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1995

                          DATAWARE TECHNOLOGIES, INC.

                        PRO FORMA FINANCIAL STATEMENTS
                        ------------------------------


     On March 28, 1996, Dataware Technologies, Inc., ("Dataware") consummated the merger of STATUS/I.Q. Limited; The merger was accounted as purchase.

     The unaudited pro forma consolidated balance sheet was prepared as of December 31, 1995 and the unaudited pro forma consolidated statement of operations was prepared for the year ended December 31, 1995. The numbers presented in the Dataware and Status/I.Q., Limited columns of the pro forma financial statements are unaudited reported numbers prior to the combination of the two companies. The unaudited pro forma financial information was prepared utilitizing the accounting policies of the respective companies. Any adjustments to conform Status/I.Q. Limited to reflect the accounting policies of Dataware are shown in the adjustments columns of the pro forma financial statements.

     For the purposes of this presentation, therefor pro forma adjustments have been made to the results of operations and balance sheet to provide information as to how the acquistation might have affected the statement of operations and financial position. This unaudited pro forma financial information does not purport to be indicative of the results of operations that would have been obtained if the operations had been combined as of the beginning of the periods presented, and is not intended to be a projection of future results.

                          Dataware Technologies, Inc.
                     Pro Forma Consolidated Balance Sheet
                                December 31, 1995
                       (dollars in thousands, unaudited)


                                                                                      Pro Forma         Consolidated
                                                       Dataware       Status/IQ       Adjustments(1)      Pro Forma
                                                     -------------   ------------    -------------      ------------
ASSETS
Current assets:
    Cash and cash equivalents                        $      7,734    $     -         $       (764)      $    6,970
    Accounts receivable                                    10,063           661              (147)          10,577
    Other current assets                                    3,070          -                                 3,070
                                                     -------------   ------------    -------------      ------------
Total current assets                                       20,867           661              (911)          20,617

Property and equipment                                      5,543           206                (9)           5,740
Computer software costs                                     3,002                             175            3,177
Marketable securities                                       8,908                                            8,908
Other assets                                                3,646                                            3,646
                                                     -------------   ------------    -------------      ------------
        Total assets                                 $     41,966    $     867       $       (745)      $   42,088
                                                     -------------   ------------    -------------      ------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
     Current portion of notes, license                       189           663               (663)             189
       payable, and capital leases
     Demand note payable                                      50                                                50
     Accounts payable                                      1,963           129                 53            2,145
     Accrued expenses                                      1,396           175                450            2,021
     Accrued Compensation                                  1,690            82                (82)           1,690
     Income taxes payable                                  1,928           -                  213            1,928
     Deferred revenue                                      2,530           961               (691)           2,800
                                                     -------------   ------------    -------------      ------------
                                                           9,746         2,010               (933)          10,823

Notes and software licenses payable                            4                                                 4

Common stock                                                  62         2,368             (2,343)              87
Additional paid-in capital                                36,782           -                  213           36,995
Retained earnings (accumulated deficit)                   (4,445)       (3,511)             2,318           (5,638)

Cummulative translation adjustment                          (209)                                             (209)
Unrealized gain on marketable securities                      26                                                26
                                                     -------------   ------------    -------------      ------------
Total stockholders' equity                                32,216        (1,143)               188           31,261
                                                     -------------   ------------    -------------      ------------

     Total liabilities and stockholders' equity      $    41,966     $     867       $       (745)      $   42,088
                                                     =============   ============    =============      ============


                          Dataware Technologies, Inc.
                Pro Forma Consolidated Statement of Operations
                       For the Year End December 31, 1995
                (in thousands except per share data, unaudited)



                                                                                      Pro Forma         Consolidated
                                                       Dataware       Status/IQ       Adjustments         Pro Forma
                                                     -------------   ------------    -------------      ------------
Revenues:
    Software license fees                            $     19,996          -                            $   19,996
    Services                                               18,871    $    2,064                             20,935
    Systems integration                                     2,257          -                                 2,257
                                                     -------------   ------------    -------------      ------------
        Total revenues                                     41,124         2,064                             43,188

Cost of revenues
    Software license fees                                   3,125                          (2)175            3,300
    Services                                               10,133                                           10,133
    Systems integration                                     1,790                                            1,790
                                                     -------------   ------------    -------------      ------------
        Total cost of revenues                             15,048                             175           15,223
                                                     -------------   ------------    -------------      ------------
Gross margin                                               26,076         2,064                             27,965

Operating expenses:
     Sales and Marketing                                   13,754           -                               13,754
     Product development                                    5,040           241                              5,281
     General and administrative                             5,337         1,949                              7,286
     Merger costs                                             171           -                                  171
                                                     -------------   ------------    -------------      ------------
        Total operating expenses                           24,302         2,190                             26,492
                                                     -------------   ------------    -------------      ------------
Income (loss) from operations                               1,774          (126)                             1,473

Interest income                                               611                                              611
Oter income (expenses), net                                    61          (468)           (3)175             (232)
                                                     -------------   ------------    -------------      ------------
Income (loss) before income taxes                           2,446          (594)                             1,852

Provision (benefit) for income taxes                          733            -                                 733
                                                     -------------   ------------    -------------      ------------
        Net Income (loss)                            $      1,713    $     (594)                        $    1,119
                                                     =============   ============    -------------      ============
Net income per common share                          $       0.26                                       $     0.17
                                                     =============                   -------------      ============
     Weighted average number of common
     and common equivalent shares                           6,511                           (4)25            6,536
                                                     =============                   -------------      ============

                          DATAWARE TECHNOLOGIES, INC.

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                               AND BALANCE SHEET

       (1) Adjustment to reflect the estimated allocation of the purchase price to the net assets of Status I.Q..

       (2) Adjustment to amortize the cost of completed technology purchased.

       (3) Adjustment to eliminate interest expense for debt considered to be paid at the beginning of the year from the proceeds of the buyer.

       (4) Adjustment to include in the weighted average shown outstanding the shares issued in connection with this acquisition.


       (5) Note: Dataware Technologies, Inc. expensed the cost of incomplete technology in the amount of $1,193,000 during its three month interim period ended March 31, 1996. This adjustment has not been reflected in these pro forma financial statements.

     The Registrant's Form 8-K as filed April 11, 1996 is hereby amended as follows:

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
- - ----        ------------------------------------------------------------------

      (a)   Financial Statements of Business Acquired. The required financial
            -----------------------------------------
statements are included following this page.

       (b)  Pro Forma Financial Information. The required information is
            -------------------------------
included following this page.

       (c)  Exhibits: See Exhibit Index
            --------
                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 1996              DATAWARE TECHNOLOGIES, INC.


                                     By: /s/ Christopher E. Lorch
                                        ---------------------------------
                                     Christopher E. Lorch, Controller


                                 EXHIBIT INDEX

     Exhibit
       No.                         Description
       ---                         -----------

        2 Agreement - Sale of Shares, dated March 28, 1996, betweeen Entrust Nominees Limited "D" Account and Dataware Technologies, Inc. Filed as Exhibit 2.2 to Dataware's Form 10-K for 1995 and incorporated herein by reference.


        99         Dataware Technologies, Inc. press release dated
                   April 1, 1996. Filed as Exhibit 99 to the Registrant's April 11, 1996 8-K and incorporated herein by reference.